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                                                                 EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated October 31, 1996, incorporated by reference in Hutchinson Technology Incorporated's Form 10-K for the year ended September 29, 1996 and to all references to our Firm included in this registration statement.



                                       ARTHUR ANDERSEN LLP


Minneapolis, Minnesota,
   August 6, 1997